Exhibit 10.6.3

Note: Certain portions have been omitted from this Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

AMENDMENT N° 3

TO THE

A320 FAMILY P U R C H A S E  A G R E E M E N T

B E T W E E N

A I R B U S  S.A.S.

as “Seller”

A N D

AVIANCA S.A.

as “Buyer”

Reference : 337.034/07

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C O N T E N T S

CLAUSES	TITLES

1	AACT CLASSROOM

2	MISCELLANEOUS PROVISIONS	4

3	ASSIGNMENT	4

4	CONFIDENTIALITY	4

5	COUNTERPARTS	5

APPENDIX 1	AACT CLASSROOM PACKAGE	7

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AMENDMENT N° 3 TO THE

A320 FAMILY PURCHASE AGREEMENT

This Amendment N° 3 (hereinafter referred to as the “Amendment N° 3”) is entered into as of the      November 2007

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, legal successor of Airbus S.N.C., formerly known as Airbus G.I.E. [and Airbus Industrie G.I.E.] created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

Aerovias del Continente Americano S.A. Avianca, a Colombian sociedad anonima created and existing under Colombian law having its registered office at administrative Avenida Calle 26 No. 92-30 Bogota, Colombia (the “Buyer”).

WHEREAS :

A.

The Buyer and the Seller have entered into an A320 Family Purchase Agreement dated the 16th April 2007 for the sale by the Seller and the purchase by the Buyer of nine (9) A319-100 Aircraft and twenty four (24) A320 Aircraft (the A320 Family Purchase Agreement, together with all Exhibits and Appendices attached thereto and any Letter Agreements thereto, as the same may be amended or modified from time to time, the “Agreement”),

B.	The Buyer and the Seller have entered into an Amendment No.1 to the A320 Family Purchase Agreement dated the 18th June 2007 (the “Amendment No.1”) [*] firmly ordered Aircraft.

C.	The Buyer and the Seller have entered into an Amendment No.2 to the A320 Family Purchase Agreement dated the 10th September 2007 (the “Amendment No.2”) to amend certain provisions of the Agreement

D.	The Buyer and the Seller wish to amend certain provisions of the Agreement as per the terms of this Amendment N° 3.

E.	It is understood that the Amendment N° 3, upon execution thereof, shall constitute an integral and non-severable part of the Agreement and that all terms and conditions of the Agreement shall apply to this Amendment N° 3, unless otherwise agreed upon herein.

F.	Capitalized terms used herein and not otherwise defined will have the meaning assigned to them in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N° 3.

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NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	TURN-KEY CLASSROOM

1.1	In accordance with Letter Agreement N°7 to the Agreement, the Seller has granted the Buyer, on [*] of M/FTD 2D equipped with Virtual Aircraft [*].

The Seller wishes now to offer [*] to the Buyer in replacement of the [*]. The Seller therefore agrees to provide to the Buyer, on a [*] a turnkey solution, as described in Appendix 1 to this Amendment N° 3, the Seller’s active learning and competence focused training classroom, a training device installed with software and Seller’s standard courseware (the “AACT Classroom”). The AACT Classroom will be supplied to the Buyer subject to deduction of [*] for maintenance training as initially provided under the Appendix A to Clause 16 of the Agreement and as amended by Section 5.6 of the Amendment No. 1 to the Agreement.

Consequently and for the sake of clarity, (i) the number of maintenance trainee days set out in Clause 2.1 of Appendix A of Clause 16 of the Agreement and amended by Amendment No.1 to the Agreement shall be [*].

1.2	Terms and conditions for the delivery, support and use of the AACT Classroom by the Buyer will be subject to a separate agreement to be entered between the Buyer and the Seller. License conditions for the use of the virtual cockpit simulation software to be installed in the AACT Classroom shall be agreed, [*] directly between the Buyer and CAE Inc.

1.3	It is understood that [*] will be requested to the Buyer with respect to the operation of the AACT Classroom in its initial configuration at delivery, [*] updates and maintenance services of the AACT Classroom.

2.	Miscellaneous Provisions

This Amendment N° 3 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter hereof.

The Agreement shall be deemed to be amended to incorporate the terms and conditions hereof, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

If there is any conflict or inconsistency between the terms and provisions of the Agreement and this Amendment N° 3, the latter shall prevail to the extent of such conflict or inconsistency.

3.	Assignment

Except as provided in Clause 21 of the Agreement, this Amendment N° 3 is not transferable, and the Buyer’s rights under this Amendment N° 3 shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Amendment N° 3 with respect to any Aircraft will be void and without effect.

4.	Confidentiality

This Amendment N° 3 (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

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5.	Counterparts

This Amendment N° 3 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

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IN WITNESS WHEREOF this Amendment N° 3 was entered into the day and year first above written.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

Aerovias del Continente		AIRBUS S.A.S.
Americano S.A. Avianca

By:	/s/ Juan Carlos Sarabia	By:	/s/ Christophe Mourey

Its:	Attorney-in-fact	Its:	Senior Vice President Contracts

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APPENDIX 1: AACT CLASSROOM PACKAGE

The AACT Classroom is a package composed by:

[*]

•	Equipment will be delivered and installed by a Seller’s approved supplier:

•	Econocom: www.econocom.com

•	All recovery procedures will be delivered to the Buyer to:

•	Allow a complete re-installation (from scratch)

•	Install all Airbus Training products

•	Install the M/FTD-2D software

•	Manage trainees curriculum and courses.

•	Software:

•	CAE software:

•	CAE to nominate a Project Manager

•	The Buyer will have to sign a software Licence Agreement with CAE

•	Do not forget to request “third-party” training rights before signing!

•	Aircraft type:

•	A320

•	A330

•	Airbus MFTD package includes:

•	“GO5” Data Package license

•	Airbus Training Software:

•	Airn@v for MFTD with AMM, TSM, Repair Manual, MMEL, Aircraft documentations, etc.

•	Virtual Aircraft for MFTD: Component location

•	Animated Schematics

•	Airbus Maintenance Training documentation (TTM) for A320 and A330 Aircraft

•	Hardware:

•	Desktop: [*]

•	Laptop: [*]

•	Flat screen: [*]

•	Video-audio System:

•	Video projector: [*]

•	Projection screen: [*]

•	Speakers: [*]

•	Video booster: [*]

•	Switch

•	Warranty: all hardware equipment delivered to the Buyer will have [*]

•	Present description may be subject to revision

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